CPI AEROSTRUCTURES, INC. 8-K

Exhibit 99.1

1 C onfidential | © 2021 CPI Aerostructures, Inc. Expertise in Aerospace Technologies Investor Presentation Douglas McCrosson, President & Chief Executive Officer February 2021

2 C onfidential | © 2021 CPI Aerostructures, Inc. Disclosure Statements This presentation contains forward - looking statements that are based on current expectations of management and certain assumptions that are subject to risks and uncertainties . There can be no assurance that such risks and uncertainties will not affect the accuracy of the forward - looking statements or that actual results will not differ materially from the results anticipated in the forward - looking statements . Included in these risks are : risks related to the restatement of the Company’s prior period consolidated financial statements and the material weaknesses in the Company’s internal controls including the substantial costs and diversion of management attention and resources which will be required to remediate the material weaknesses, any adverse developments in existing legal proceedings or the initiation of new legal proceedings, the effect of economic conditions in the industries and markets where the Company operates, including financial market conditions, the impact of the COVID - 19 pandemic (including its impact on global supply, demand, and distribution capabilities as the outbreak continues), the financial condition of the Company’s customers and suppliers, the cyclicality of the aerospace market, the level of US government defense spending (including changes or shifts in defense spending due to budgetary constraints, spending cuts resulting from sequestration, the allocation of funds to governmental responses to COVID - 19 , or changing political conditions, and uncertain funding of programs), the ability of the government and the Company’s other customers to terminate contracts at any time, production rates for commercial and military aircraft programs, competitive pricing pressures, start up costs for new programs, technology and product development risks and uncertainties, product performance and costs resulting from changes to and compliance with applicable regulatory requirements, level of indebtedness, and cash flow from operations . Additional information concerning these, and other risk factors can be found in the company’s filings with the Securities and Exchange Commission . Because the risks, assumptions, and uncertainties referred to above could cause actual results or outcomes to differ materially from those expressed in any forward - looking statements, investors are cautioned not to place undue reliance on any such forward - looking statements, each of which speaks only as of the date made . The Company has no obligation to update any forward - looking statement to reflect events or circumstances after the date hereof . The information contained in this presentation is qualified in its entirety by cautionary statements and risk factors disclosed in the Company's Securities and Exchange Commission filings, including CPI Aero's Form 10 - Q for the three - month periods ended March 31 , 2020 , June 30 , 2020 and September 30 , 2020 available at http : //www . sec . gov . CPI AERO is a registered trademark of CPI Aerostructures, Inc . All other trademarks referenced herein are the property of their respective owners .

Company Snapshot

Manufacturer of aerospace structural assemblies and integrated systems for the defense and commercial markets

YTD Revenue*
$62.2M

Total Backlog*
$536.9M

Funded Defense Backlog*
$183.9M

YTD Revenue Mix Def./Comm.
90/10

Employees
~300+

3 Contract Types
1. Aerostructures
2. AeroSystems
3. Kitting & Supply

* At 09/30/2020


Wing Structures


Engine Inlet Assemblies


EW / ISR Pods


Kitting & Supply Chain


MRO


Welded Tubes & Oil Tanks

3 Confidential | © 2021 CPI Aerostructures, Inc.

4 C onfidential | © 2021 CPI Aerostructures, Inc. Successful Execution of Defense - Centric Strategy built High Quality Backlog Focused on National Security Funding Priorities Experienced Management Team and Strong Board of Directors Well positioned for higher revenue, improved profitability and cash flow in 2021 Key Investment Highlights Supply Chain Partner to Tier 1 Aerospace OEMs $183.9 Million Funded Defense Backlog (1) Provides Near - term Visibility Multi - year Defense Contracts Support Broad Array of Programs 1 At 9/30/2020

Broad Array of Programs


01
Aerostructures

Wings	Inlets / Nacelles
• Boeing A-10 • Unspecified Missile • Gulfstream G650/G700	• Embraer Phenom 300 • Bell AH-1Z Viper • Sikorsky UH-60

MRO	Secondary Structures
• Sikorsky UH-60 Stabilators • Sikorsky MH-53 Tow Hooks	• Sikorsky UH-60 Gunner Window Assys. • Spirit CH-53K Step & Rack Assys. • E-2D Aerial Refueling Probe


02
AeroSystems

Pods

- NGC ALMDS
- NGC AN / ASQ-236
- Raytheon DB-110
- Raytheon TacSAR
- Raytheon NGJ Mid-Band

MRO

- Sikorsky UH-60 Fuel Panels
- Lockheed F-35 Lock Assys.
- Lockheed F-35 Canopy Drive Shafts
- Raytheon SEASPARROW Launch Control Electronics


03
Kitting & SCM

Wings

- NGC E-2D
- U.S. Government F-16 MRO

Primary Structures

- T-38C Pacer Classic III

Secondary Structures

- Embraer E-175 E2
- Sikorsky S-92 Kits
- Lockheed Martin F-16V RI/DCC

Defense Commercial

5 Confidential | © 2021 CPI Aerostructures, Inc.

6 C onfidential | © 2021 CPI Aerostructures, Inc. Durable Relationships with Defense Customers Tier 1 to: Prime to: CPI AERO is Recognized as a Reliable and Responsive Supply Chain Partner

Successful Execution of Defense-Centric Strategy

Shift toward programs focused on national security priorities: electronic warfare; intelligence, surveillance, reconnaissance; advanced missile technologies

2018 Awards/Orders


$ Undisclosed Contract Award
Lockheed Martin
F-35 Lighting II Lock Assemblies


$8.0M Order
Sikorsky UH-60 Black Hawk Helicopters
HIRSS Module Assemblies


$1.0M Order
Unidentified
Pod Structural Housings


$12.5M Order (EMD Phase)
Raytheon Technologies
Next Gen Jammer Mid-Band (NGJ-MB)


$4.4M Order
U.S. Air Force
T-38 PC3 Modification Kits


$3.8M Order
Bell / Textron
AH-1Z Viper Helicopter Components


$ Undisclosed Order
Northrop Grumman
Japan E-2D Hawkeye Wing Components

2019 Awards/Orders

$2.3M Order
Raytheon Technologies
Protype Pod Prototypes


$48M Award / $6.0M Order
Boeing
A-10 Thunderbolt II Structural Assemblies


$4.6M Award
Turkish Aerospace Industries
T70 Turkish Utility Helicopter Program


$23.3M Award (SDTA Phase)
Raytheon Technologies
Next Gen Jammer Mid-Band


$1.23M Order
Northrop Grumman
E-2D Inflight Refueling Probe Assemblies


$65.7M Award / $3.4M Order
U.S. Air Force
T-38C PC3/TRIM Mod Kits


$8.0M Order
Sikorsky UH-60 Black HAWK
HIRSS Module Assemblies


$8.1M Order
Northrop Grumman
E-2D Advanced Hawkeye Wing Kits


$ Undisclosed Contract Award
Lockheed Martin
F-16V Structural Assemblies

$1.0M Order
Sikorsky
Undisclosed Structural Assemblies

2020 Awards/Orders

$17M Announcement Pending Customer Approval
Structural Assembly Repair and Overhaul


$1.4M Order
Turkish Aerospace Industries
T70 Turkish Utility Helicopter Program


$5.0M Order
Northrop Grumman
E-2D Advanced Hawkeye Wing Components


$1.2M Order
Lockheed Martin
F-16 Structural Assemblies – Follow On


$43.1M Order
Northrop Grumman
E-2D Advanced Hawkeye Wing Kits


$ Undisclosed
Northrop Grumman Next Generation Jammer
Low Band Program


$14M Order
Boeing
A-10 Thunderbolt II Structural Assemblies


$10.1M Orders (2)
U.S. Air Force
T-38C Aircraft Modification Kits


$4M Orders
Northrop Grumman
E-2D Welded Assemblies and Tubes

2021 Awards/Orders


$ 8.7M Order
U.S. Air Force
T-38C PC3 Modification Kits

$ Undisclosed Order
Unidentified Platform
Raytheon Missiles & Defense

7 Confidential | © 2021 CPI Aerostructures, Inc.
CVU LISTED

8 C onfidential | © 2021 CPI Aerostructures, Inc. High Quality Backlog $0 $100 $200 $300 $400 $500 $600 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Commercial Defense Total Backlog 1Q 2019 – 3Q 2020 $536.9 $480.2 $56.7 Funded defense backlog of $183.9 million as of September 30, 2020 $77.4 million in new orders announced during nine months ended September 30, 2020 Book to bill of 1.4x for trailing 12 months ended September 30, 2020 Consolidated Backlog at 9/30/2020: $536.9 Million; Defense Backlog: $480.2 Million

9 C onfidential | © 2021 CPI Aerostructures, Inc. F - 16V Structural Assemblies UH - 60 HIRSS Module Assem . Next Generation Jammer Increment 1 Pod ‘08 ‘09 ’10 ’11 ’12 ’13 ‘14 ‘15 ‘16 ‘17 ‘18 ‘19 ‘20 ‘21 ‘22 ‘23 ‘24 ‘25 Multi - Year Contracts Offers Attractive Opportunities for Growth F - 35 Drive Shaft F - 35 Locks T - 38C Talon Trainer Sikorsky/Unnamed Helicopter Platform New Customer/Missile Wing E175 - E2 Phenom 300 UH - 60 Black Hawk MH - 53E Sea Dragon S - 92 AH - 1Z Viper F - 16 Gulfstream G650 E - 2D & C - 2A (Multi - Year 1) Japan E - 2D CH - 148 T - 38 PC3 / TRIM Undisclosed Prototype Pod Defense Commercial Undisclosed Platform T - 38 Aircraft Modification Kits T70 Turkish Utility Helicopter Program T70 Turkish Utility Helicopter Program A - 10 Thunderbolt II T - 38 PC3 / TRIM E - 2D Advanced Hawkeye (Multi - Year 2) E - 2D & C - 2A (Multi - Year 1)

10 C onfidential | © 2021 CPI Aerostructures, Inc. Recent Financial Highlights For the Three Months Ended September 30, 2020 2019 Revenue $25.6 $22.7 Cost of sales 21.4 20.8 Gross profit 4.2 1.9 Selling, general and administrative expenses 3.1 2.8 Income/(loss) from operations 1.1 (0.9) Income/(loss) before provision for (benefit from) income taxes 0.8 (1.3) Net Income/(loss) 0.8 (1.3) Income/(loss) per common share – diluted $0.07 $(0.11) ($ in Millions) Strong Third Quarter Results Reflect Production Ramp Up of Newer Defense Programs Revenue increased 12.7% Revenue from military programs grew 38.0% Gross profit more than doubled Gross profit margin of 16.4%, expanded 780 bps Net income of $0.82 million , up $ 2.1 million vs 3Q 2019

11 C onfidential | © 2021 CPI Aerostructures, Inc. Balance Sheet Highlights ($ in Millions) As of September 30, 2020 Cash and Restricted Cash 5.0 Net Contract Assets and Liabilities 15.9 Total Debt * 33.9 As of December 31, 2019 Cash and Restricted Cash 5.4 Net Contract Assets and Liabilities 11.7 Total Debt 31.0 ($ in Millions) * Debt at 9/30/20 includes approximately $4.8 million PPP loan that is expected to be forgiven pursuant to CARES Act.

12 C onfidential | © 2021 CPI Aerostructures, Inc. Near - Term Priorities Compressing the cash cycle Improving working capital management Expect ramping up newer defense programs will improve fixed cost absorption Improve buying leverage with suppliers Operating leverage on normalized SG&A and rising revenue Apply increased operating cash flow to pay down approximately $2M debt in 2020 1. Sharpened focus on liquidity 2. Strengthened Balance Sheet 3. Margin Expansion Positions CPI Aero for higher revenue, improved profitability and cash flow for 2021 compared to 2020

13 C onfidential | © 2021 CPI Aerostructures, Inc. Future Opportunities EW/ ISR Pods Space Hypersonics Unmanned Aerial Systems

14 C onfidential | © 2021 CPI Aerostructures, Inc. Executive Leadership with Extensive Industry Expertise Douglas McCrosson President & Chief Executive Officer President & CEO since 2014; COO, 2010 - 2014; with CPI Aero since 2003 Prior: Grumman Corp; Frisby Aerospace Appointed to Board of Governors of Aerospace Industries Association (January 2019) Thomas Powers Acting Chief Financial Officer & Secretary Acting CFO since February 2020 Joined CPI in January 2019 as Manager for Financial Planning and Analysis Prior: Triumph Group Ken Hauser Sr. Vice President Operations VP since 2013; with CPI Aero since 2011 Prior: Northrop Grumman Corporation – Manufacturing/Operations, Global Supply Chain Jay Mulhall Vice President Business Development Joined CPI Aero in February 2018 Prior: Northrop Grumman Corporation – Sr. Director, Strategy & Business Development, Military Aircraft Systems (B - 2, F - 35, E - 2D, JSTARS , Directed Energy Programs) Nazz Palmerini Vice President Programs VP since 2015; with CPI Aero since 2013 Prior: GKN Aerospace – Sales, Business Development, Program Management Barry Fratello Vice President Administration VP since 2014; with CPI Aero since 2012 Prior: Grumman Corp.; Telephonics Corporation

15 C onfidential | © 2021 CPI Aerostructures, Inc. Conclusion Stable, near - term business with meaningful, long - term growth opportunities Durable relationships with Top Tier 1 OEM aerospace customers Defense market strategy yielding multi - year contracts aligned with DoD spending priorities Positions CPI Aero for higher revenue, improved profitability and cash flow for 2021 compared to 2020

16 C onfidential | © 2021 CPI Aerostructures, Inc. Investor Relations Counsel Jody Burfening, LHA Investor Relations (212) 838 - 3777 cpiaero@lhai.com LHA Investor Relations | 800 3 rd Avenue, New York, NY 10022 | (212) 838 - 3777 https://www. https://www.facebook.com/CPIAero @CPIAero https:// https://twitter.com/CPIAero @CPIAero https://www.linkedin.com/company/cpi - aerostructures @ CPI Aerostructures